UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Titan Computer Services, Inc.

515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL  33301
 (Address of Principal Executive Offices)

(631) 974-7646
(Registrant’s Telephone Number, Including Area Code)

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TITAN COMPUTER SERVICES, INC.

NOTICE OF SPECIAL MEETING
December 15, 2017

To the Stockholders of Titan Computer Services, Inc.:

The Special Meeting of Stockholders of Titan Computer Services, Inc. will be held at 175 South Main Street, Suite 630, Salt Lake City, Utah 84111 in the conference room on February 13, 2018 at 11:00 AM Mountain Time to consider the following items:

(1)	Changing the name of the Company from “Titan Computer Services, Inc.” to “Altitude International, Inc.”
(2)
Amending the Company’s Articles of Incorporation and Bylaws (i) to permit shareholders entitled to vote to take an action without a meeting by written consent with such approval being granted by simple majority vote instead of unanimous approval, and (ii) allow the appointment of up to a maximum of seven directors.

(3)
Electing two new directors, Lesley Visser and Joseph B. Frost, to serve until the next annual meeting of stockholders and/or until his or her resignation, removal or successor has been elected and qualified.

(4)	Changing corporate domicile from the State of New York to the State of Delaware, following the name change.
(5)	Approving the 2017 Incentive Stock Plan.

Stockholders of record at the close of business on October 20, 2017 are entitled to receive notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. However, whether or not you expect to attend the Special Meeting, you are urged to vote by completing and returning the enclosed proxy card by mail or via the Internet. Your prompt voting by proxy will help ensure a quorum. If you vote by proxy and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures described in the attached Proxy Statement.

By Order of the Board of Directors

/s/ David Vincent

Chief Executive Officer and Director

TITAN COMPUTER SERVICES, INC.

PROXY STATEMENT
FOR BOARD OF DIRECTORS’ PROPOSAL
ON FEBRUARY 13, 2018

Unless the context requires otherwise, all references to “Titan Computer Services,” the “Company,” “we” or “our” refer to Titan Computer Services, Inc. and its subsidiaries.

This Proxy Statement is furnished by the Board of Directors of Titan Computer Services (the “Board of Directors” or “Board”) for the solicitation of proxies from the holders of our common stock, $0.001 par value (the “Common Stock”), in connection with the Special Meeting of Stockholders to be held on February 13, 2018 at 11:00 a.m. Mountain Time, and at any adjournment or postponement thereof (the “Special Meeting”).

It is expected that the Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will first be sent to the stockholders of record at the close of business on October 20, 2017 (the “Stockholders”) on or about January 25, 2018.

Stockholders can ensure that their shares are voted at the Special Meeting by signing, dating and returning the enclosed proxy card in the envelope provided or by following the instructions on the proxy card for internet voting. If you submit a signed proxy card or vote via the Internet, you may still attend the Special Meeting and vote in person. Any Stockholder giving a proxy may revoke it before it is voted by submitting to the Company’s secretary a written revocation or by submitting another proxy by telephone, internet or mail that is received later. You will not revoke a proxy merely by attending the Special Meeting unless you file a written notice of revocation of the proxy with the Company’s secretary at any time prior to voting.

Proxies will be voted as specified by the Stockholders. Where a specific choice is not indicated, proxies will be voted FOR the proposals to amend the Articles of Corporation by changing the name from “Titan Computer Services, Inc” to “Altitude International, Inc.” (“Proposal One”), amending the Bylaws to permit a simple majority vote of the stockholders on any action by vote of the stockholders and to allow the appointment of up to a maximum of seven directors (“Proposal Two”), electing Lesley Visser and Joseph B. Frost as Director (“Proposal Three”),  changing domicile from the State of New York to the State of Delaware (“Proposal Four”), and approving the 2017 Incentive Stock Plan (“Proposal Five”).

The Board knows of no other matters to be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote on the same in their discretion.

The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by Titan Computer Services. No solicitation, other than by mail, is currently planned, except that officers or employees of Titan Computer Services may solicit the return of proxies from certain stockholders by telephone or other electronic means.

Only stockholders of record at the close of business on October 20, 2017 (the “Record Date”) are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Special Meeting. As of October 20, 2017, we had 21,728,659 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to cast one vote on the matter to be voted upon at the Special Meeting.

Approval of all proposals require the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a negative vote on this proposal.

PROPOSAL I

APPROVAL OF A NAME CHANGE FROM “TITAN COMPUTER SERVICES, INC.” TO “ALTITUDE INTERNATIONAL, INC”

On June 27, 2017, Titan Computer Services, Inc.., a New York corporation, entered into a Share Exchange Agreement (“Share Exchange”) with Altitude International, Inc, a Wisconsin corporation. Pursuant to the Share Exchange, Titan Computer Services, Inc. acquired 100% of Altitude International, Inc. in exchange for the payment of Titan Computer Services common stock to the Altitude International, Inc. shareholders on a pro rata basis.

As a result of the Share Exchange and to reflect the change in the Company’s business operations, it is proposed the Certificate of Incorporation be amended to change the Company’s name from “Titan Computer Services, Inc.” To “Altitude International, Inc.” We believe that the change in the Company’s name will help further our brand identity and will reflect the major focus of our business operations, the manufacturing and distribution of products in the athletic training industry, specifically altitude training.

PROPOSAL II

AMEND THE BYLAWS TO PERMIT A SIMPLE MAJORITY VOTE
AND ALLOW FOR THE APPOINTMENT OF UP TO SEVEN DIRECTORS

At present, Article II Section 10 of the Company’s Bylaws states, “Any action required or permitted to be taken by the Shareholders thereof may be taken without a meeting if all Shareholders entitled to vote thereon consent in writing to the adoption of a resolution authorizing the action except as otherwise permitted by the Certificate of Incorporation.”

It is proposed that the Bylaws be amended to allow for a simple majority vote as permitted by §615 of the New York Business Corporation Law. The amended section shall read, “Any action required or permitted to be taken by the Shareholders thereof may be taken without a meeting if a majority of the Shareholders entitled to vote thereon consent in writing to the adoption of a resolution authorizing the action.” See Annex A, attached hereto.

At present Article III Section 2 of the Company’s Bylaws provide that the number of Directors constituting the entire Board “shall not be less than one nor more than three, as may be fixed by resolution of the Board of Directors…” It is proposed that the Bylaws be amended to allow for additional directors as proposed herein (up to four) and to allow for additional directors as the Company grows (up to seven). The amended section shall include the number “seven” instead of “three” as the maximum number of directors. See Annex A, attached hereto.

PROPOSAL III

ELECTION OF DIRECTOR

The Board expects to nominate both Lesley Visser and Joseph B. Frost for election as Director at the Special Meeting. The Board has approved the nomination of Lesley Visser and Joseph B. Frost to be presented to the Shareholders. The Director will hold office from the election until the next annual meeting, resignation, removal or until their successors have been elected and qualified. We do not know of any reason why any nominee would be unable to serve as a Director.

Directors and Nominees

All of the nominees named below are current directors or officers of our Company and each nominee has indicated a willingness to serve as a director for the term to which he or she is elected, but in case any nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following table sets forth certain information regarding each director nominee:

Name	Age	Position
David Vincent	67	CEO, CFO, Director
Robert Kanuth	70	Chairman
Greg Whyte	50	Director
Joseph B. Frost	61	Nominee for Director and incoming COO (as of January 1, 2018)
Lesley Visser	64	Nominee for Director

David Peter Vincent, CEO and CFO

David Vincent, a Chartered Engineer, is the pioneer of high performance membrane technology for both altitude training and fire protection markets.  For the past thirteen years, David has been the Managing Director at Sporting Edge UK with previous senior management positions at In BT, Andrew Corporation, Scientific Atlanta Inc, and Amstrad PLC.  He was educated to BSc level in Electrical and Electronic Engineering in Plymouth, England, and at 25 became one of the youngest Chartered Engineers in the country.  He has since served on Technical Committees at the British Standards Institute and has registered several patents that improve the performance of simulated altitude systems.

Robert Kanuth, Chairman

Robert Kanuth, a is an owner of Pelican Bay Suites, a hotel on Grand Bahama Island. Robert Cranston Kanuth, Jr., is a distinguished investment banker who founded and directed the highly successful Cranston Securities in the mid-1970’s. Based in his hometown of Columbus, Ohio, Bob added headquarters in Washington, D.C., while doing large scale transactions throughout the United States. The company was sold to insurance giant Kemper Corporation in 1987. He then founded Cranston Development, funding projects which restored and revitalized such cities as Richmond, VA., Savannah, GA., and Pittsburgh, PA.  A Harvard alumnus, Kanuth went on to serve in the Army National Guard before launching his compelling financial career.

Greg Whyte, Director

Greg Whyte is a well-known authority on Exercise Physiology and Sports and Exercise Performance. An internationally recognized expert in the field, Greg has extensive professional experience assessing, treating and improving the performance of patients, sporting enthusiasts and athletes.

Joseph B. Frost, Nominee for Director and Chief Operating Officer

Joseph Frost has extensive experience in the areas of client development and management, project development and coordination. Over the past 35 years, Mr. Frost has created and worked with teams of professionals focused on the development of tools and processes to reduce development risks for his clients by reducing technical gaps, improving communications between the owner, consultants and contractors with the ultimate goal of delivering a higher value product and better speed to market.

Lesley Visser, Nominee for Director

Lesley Visser is one of the most highly acclaimed female sportscasters of all-time. Her long and prestigious trailblazing career has seen her as the first and only woman to be recognized by the Pro Football Hall of Fame as the 2006 recipient of the Pete Rozelle Radio-Television Award, which recognizes “long-time exceptional contributions to radio and television in professional football.” Visser has been honored with the Compass Award for “changing the paradigm of her business” and was one of the 100 luminaries commemorating the 75th anniversary of the CBS Television Network in 2003. She was named “WISE Woman of the Year” in 2002 and voted the “Outstanding Women’s Sportswriter in America” in 1983 and won the “Women’s Sports Foundation Award for Journalism” in 1992. In 1999 she won the first AWSM Pioneer Award. Visser earned her bachelor’s degree in English from Boston College and received an honorary doctorate of Journalism from her alma mater in May 2007. She was born on Sept. 11 in Quincy, Massachusetts and currently resides in Bal Harbour, Florida with her husband, Robert Kanuth, a director of the Company.

CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of the Company are governed under the direction of the Board of Directors. The system of governance practices we follow is set forth in our corporate governance documents (such as our bylaws), and as the Company grows we plan to implement more corporate governance guidelines that set forth the practices our board will follow with respect to its duties, committee matters (if any), director qualifications and selection process, director compensation, director share ownership, director orientation and continuing education, executive evaluation, management succession and annual evaluation of the Board of Directors and committees. The corporate governance documents of the Company are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Board Leadership Structure

Our Board of Directors is led by our Executive Chairman, Robert Kanuth. As Executive Chairman, Mr. Kanuth (a) has the responsibility to call and preside over meetings of our Board of Directors, (b) preside over our annual meetings, (c) has primary responsibility in setting board agendas in consultation with our Chief Executive Officer, (d) has the ability to represent us with external stakeholders if approved by our Board of Directors, and (e) has the responsibility to seek input from other independent directors (if any), facilitate discussions among the directors, and communicate such viewpoints to our Chief Executive Officer. We believe that this leadership structure (a) enhances the functionality of our Board of Directors, (b) strengthens communications between the board and our Chief Executive Officer, and (c) strengthens our board’s independence from management. In addition, this structure allows our Chief Executive Officer, David Vincent, to focus his efforts on running our business and managing us in the best interests of our shareholders. Our Board of Directors believes that its current structure is the appropriate one at this time.

Nominating Process and Board Diversity

The existing directors generally identify director candidates based upon suggestions from current directors and senior management, recommendations by shareholders or use of a director search firm. Shareholders who wish to suggest qualified candidates may write to the attention of the Chairman at 515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL  33301. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by shareholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations, and the long-term interests of our shareholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that we currently have one independent director as the term “independent” is defined by the rules of the OTCQX.  An “independent” director shall mean a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If both of the proposed new directors (Ms. Visser and Mr. Frost) are confirmed, the Company will have two independent directors.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL  33301. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

The Company did not hold any in-person Board of Directors meetings in 2017 although Mr. Kanuth and Mr. Vincent spent several days together in meetings and discussion company activities. Given the distance in location between the directors, corporate actions have occurred by unanimous written consent and communication has occurred largely by telephone or video conference.

Director Attendance at Shareholder Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of shareholders or any special meetings of shareholders, although we encourage attendance. It is anticipated that the board members will join the meeting via telephone.

Committees of the Board of Directors

Currently, there are no existing committees for the Company.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as, through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Board of Directors also monitors compliance with legal and regulatory requirements. Our Board of Directors also monitor the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Board of Directors assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

The Company has financed its cash requirements from the sale of common stock and advances from related parties, including the Company’s current and past directors. Additionally, Lesley Visser (a nominee for a director position) and Robert Kanuth (the Chairman of the Board of Directors) are married.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•       the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•       convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•       subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•       found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•       the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•       the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

The Company does not have a separate audit committee or audit committee financial expert, a compensation committee, or a nominating and governance committee. Because of the nascent nature of the Company’s operations, the officer and directors of the Company have been very involved in all aspects of the business and each serves as a de facto member of each committee in their decision-making. Because of the small number of board members, they have not felt the need to designate specific committees at this point, although they plan to as the Company grows and according to the board’s further evaluation.

Limitation of Liability of Directors and Officers and Indemnification

Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, then, is, or was a Director or Officer of the Corporation, or then serves or has served on behalf of the Corporation in such capacity at the request of the Corporation, shall be indemnified by the Corporation against reasonable expenses, judgments, fines and amounts actually and necessarily incurred in connection with the defense of such action or proceeding or in connection with an appeal therein, to the fullest extent permissible by the laws of the State of New York.  Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

DIRECTOR COMPENSATION

Our current Directors owned shares in Altitude and received shares of Company common stock upon the closing of the Share Exchange. It is expected that further allocations or compensation arrangements will be made on an annual basis, based on the success achieved by the company, although no formal agreements exist.

Directors will receive reimbursement of expenses properly incurred in their duties as Board members or in the seeking of sales via their existing contact networks. Such payments are to be pre-approved by the CEO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares our common stock owned beneficially as of December 15, 2017 by: (i) our directors and executive officer; and (ii) each person or group of persons known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

5% Shareholders
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class after the Merger (%)
David Vincent	Common stock	11,349,965	52.235%
Robert Kanuth	Common stock	49,976	.230%
Rosenweiss Capital	Common Stock	1,529,915	7.041%
Amy Freedman	Common stock	2,889,907	13.346%
Hershel Weiss	Common Stock	1,471,248	6.771%
Greg Whyte	Common stock	24,988	.115%

SEC Rule 13d‑3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person.  Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than 10% of such securities are required by SEC regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were not complied with.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive officers are not currently receiving a base salary or compensation, although the Chief Operating Officer will receive a base salary when he begins his employment on January 1, 2018.

Employment Agreements

The company has no existing employment agreements with Dave Vincent, its Chief Executive Officer. It has executed an offer letter with its Chief Operating Officer (“COO”) who has an anticipated start date of January 1, 2018. Under the terms of that offer letter, the COO will be paid $125,000 per year and will receive 1,000,000 shares of company common stock.

Biographies of our current Chief Executive Officer, David Vincent, and our Chief Operating Officer, Joseph B. Frost, are included earlier in this section regarding the Director appointments.

PROPOSAL IV

CHANGING CORPORATE DOMICILE FROM NEW YORK TO DELAWARE

At the Special Meeting, the stockholders of the Company will be asked to approve a proposal to change the domicile of the Company from New York to Delaware, to be effected at the Board of Directors’ discretion and in the manner approved by the Board of Directors. Management of the Company has recommended the change in domicile as an efficiency and cost saving measure. The Company’s Board of Directors has determined that the benefits of remaining a New York corporation do not outweigh the filing difficulties or escalating costs associated with being incorporated in the State of New York. The change of domicile shall take place after the Company has successfully changed its name under New York Law, at a time to be approved at the Board of Director’s discretion.

The Board of Directors has determined that the corporation laws of the State of Delaware would offer substantially the same protections and benefits to the Company as the corporation laws of the State of New York. Consequently, the Board of Directors has determined that the Company should change its domicile from the State of New York to the State of Delaware, and the board unanimously recommends that Stockholders vote FOR the proposal to change the Company’s domicile from New York to Delaware.

PROPOSAL V

APPROVE 2017 INCENTIVE STOCK PLAN

Shareholders are being asked to approve and ratify the 2017 Incentive Stock Plan (the “2017 Option Plan”) to make available 3,000,000 shares of the Company’s authorized but unissued Common Stock for purchase upon the exercise of options granted under the Plan. The Company’s Board of Directors authorized the 2017 Incentive Stock Plan covering 3,000,000 shares of common stock. The purpose of the plan is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

Summary of the 2017 Incentive Stock Plan

The following summary of the 2017 Incentive Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document which is attached as Annex B to this Proxy Statement.

The 2017 Incentive Stock Plan provides for the grant of two types of options: (1) Incentive Stock Options, which are options that meet the requirements of Section 422 of the Code, and (2) Nonstatutory Options. Shareholder approval will make available a total of 3,000,000 shares of the Company’s authorized but unissued Common Stock for purchase upon exercise of options granted under the 2017 Incentive Stock Plan. The term of the 2017 Incentive Stock Plan is ten years, subject to earlier termination by the Board.

Incentive Stock Options may be granted to employees of the Company or a related corporation. Non-Qualified Stock Options may be granted to employees of the Company, a related corporation, or affiliated companies. In any fiscal year, no employee may receive options to purchase more than $100,000 worth of shares of Common Stock and no option may be granted with an exercise price less than the fair market value measured on the date of the grant.

The 2017 Incentive Stock Plan will be administered by Board of Directors. The Board will have authority to construe, amend or terminate the 2017 Incentive Stock Plan. A written agreement will evidence each option and determine whether the option is an Incentive Stock Option or Non-Qualified Stock Option.

Options will expire no longer than 10 years from the date of grant; provided that no Incentive Stock Option granted to a greater-than-10% shareholder will expire later than 5 years from the date of grant. Vested options generally will terminate upon the first to occur of: (1) expiration of the option; (2) three months following the optionee’s termination of employment, other than as a result of death or disability; or (3) six months following the optionee’s death or cessation of employment by reason of disability.

Options granted under the 2017 Incentive Stock Plan will be no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually unless the Board determines otherwise. The Committee may accelerate vesting. Upon a change in control, all options outstanding at the date thereof will become fully vested and exercisable. The purchase price of option shares must be paid by wire transfer, except to the extent another method is permitted by the Board.

Effective Date

If approved by the stockholders of the Company, the Stock Plan will be effective as of the date of approval by the Board of Directors. If not approved by the stockholders, any previously issued awards will be terminated, and no awards will be made under the Stock Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE DESCRIBED PROPOSALS.

VOTING INSTRUCTIONS

Mail – Date, sign and mail your proxy card in the envelope provided as soon as possible

-or-

Internet – Access www.vstocktransfer.com/proxy, click on Vote Your Proxy and follow the on-screen instructions to enter your Control Number. Have your proxy card available when you access the web page.

Further information on voting included in the proxy card that will be mailed to all shareholders (a sample of which is below).

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on February 12, 2018. CONTROL #

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	VOTE BY MAIL Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting to be held at

175 South Main Street, Suite 630, Salt Lake City, UT

84111 on February 13, 2018 at
11:00 am Mountain Time

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders - Titan Computer Services, Inc.
          DETACH CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, 3, 4 AND 5.

(1)          To approve amendment to Certificate of Incorporation, to change the Company’s name from “Titan Computer Services, Inc.” to “Altitude International, Inc.;

VOTE FOR	VOTE AGAINST	ABSTAIN

(2)          To approve an amendment to the Company’s Articles of Incorporation and Bylaws to permit shareholders to consent to corporate action in writing with approval by simple majority instead of unanimously and to allow for the appointment of up to a maximum of seven directors;

VOTE FOR	VOTE AGAINST	ABSTAIN

(3)          Election of Director:

FOR ALL NOMINEE LISTED BELOW	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE LISTED BELOW

01 Lesley Visser                             02 Joseph B. Frost

(4)          To approve the change of domicile of the Company from New York to Delaware, following the name change, at the Board of Directors’ discretion;

VOTE FOR	VOTE AGAINST	ABSTAIN

(5)          To approve and ratify the 2017 Incentive Stock Plan (the “2017 Incentive Stock Plan”) to make available 3,000,000 shares of the Company’s authorized but unissued Common Stock for purchase upon the exercise of options granted under the Plan.

VOTE FOR	VOTE AGAINST	ABSTAIN

Date	Signature	Signature, if held jointly

________________	________________________	________________________

To change the address on your account, please check the
box at right and indicate your new address.

* SPECIMEN *	AC:ACCT9999	90.00

TITAN COMPUTER SERVICES, INC.
Special Meeting of Stockholders
To be held on February 13, 2018
TITAN COMPUTER SERVICES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Vincent or Joseph B. Frost, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Titan Computer Services, Inc. (the “Company”) held of record by the undersigned on October 20, 2017 at the Special Meeting of Stockholders (the “Special Meeting”) to be held in the conference room of the Company’s counsel at 175 South Main Street, Suite 630, Salt Lake City, UT 84111 on Thursday, February 13, 2018 at 11:00 a.m. Mountain Time and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted as directed herein.  If no direction is made, the proxy shall be voted “FOR” ALL NOMINEES LISTED and “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Special Meeting of Stockholders on February 13, 2018 at 11:00 a.m.

(Continued and to be signed on Reverse Side)

ANNEX A

BY-LAWS

OF

TITAN COMPUTER SERVICES, INC.

ARTICLE I

OFFICES

1.1.            Principal Office - The initial principal office of the Corporation shall be as set forth in its Certificate of Incorporation.

1.2.            Additional Offices - The Corporation may have such additional offices or replacement offices at such other places within or without the State of New York as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS’ MEETING

2.1.            Annual Meeting - An annual meeting of shareholders shall be held within five (5) months after the close of the fiscal year of the Corporation on such date and at the time and place (either within or without the State of New York) as shall be fixed by the Board of Directors.  At the annual meeting the shareholders shall elect Directors and transact such other business as may properly be brought before the meeting.

2.2.       Special Meeting - A special meeting of shareholders may be called at any time by the President and shall be called by the President at the request in writing of a majority of the Board of Directors then in office or at the request in writing filed with the Secretary by the holders of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at such meeting.  Any such request shall state the purpose or purposes of the proposed meeting.  Business transacted at any special meeting of shareholders shall be confined to the purposes set forth in the notice thereof.

2.3.            Notice of Meetings - Notice of the time, place and purpose of every meeting of shareholders (and, if other than an annual meeting, the person or persons at whose discretion the meeting is being called), shall be given by the President, a Vice-President or by the Secretary to each shareholder of record entitled to vote at such meeting, not less than ten nor more than sixty days prior to the date set for the meeting. Notice of any meeting of shareholders may be written or electronic.  If mailed, such notice is given when deposited in the United States mail, with first class postage prepaid, directed to the shareholder at his address appearing on the stock book of the Corporation or at such other address supplied by him in writing to the Secretary of the Corporation for the purpose of receiving notice.  If transmitted electronically, such notice is given when directed to the shareholder’s electronic mail address as supplied by the shareholder to the Secretary of the Corporation or as otherwise directed pursuant to the shareholder’s authorization or instructions.

A waiver of notice setting forth the purposes of the meeting for which notice is waived, whether before or after the time of the meeting stated therein, shall be deemed equivalent to the giving of such notice, signed by the person or persons entitled to such notice.  Waiver of notice may be written or electronic.  If written, the notice must be signed by the shareholder or the shareholder’s authorized Officer, Director, employee or agent by signing such waiver or causing his or her signature to be affixed to such waiver by any reasonable means, including, but not limited to, facsimile signature.  If electronic, the transmission of the waiver must either set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the shareholder.  The attendance by a shareholder at a meeting either in person or by proxy without protesting the lack of notice thereof shall constitute a waiver of notice of such shareholder.

All notice given with respect to an original meeting shall extend to any and all adjournments thereof and such business as might have been transacted at the original meeting may be transacted at any adjournment thereof; no notice of any adjourned meeting need be given if an announcement of the time and place of the adjourned meeting is made at the original meeting.

2.4.            Quorum - The holders of a majority of the votes of shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of shareholders except as otherwise provided by statute or the Certificate of Incorporation.  If, however, a quorum shall not be present or represented at any meeting of shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  When a quorum is once present to organize a meeting, such quorum is not deemed broken by the subsequent withdrawal of any shareholders.

2.5.            Voting - Every shareholder entitled to vote at any meeting shall be entitled to one vote for each share of stock entitled to vote and held by him of record on the date fixed as the record date for said meeting and may so vote in person or by proxy.  Any corporate action, other than the election of Directors, shall be authorized by a simple majority of the votes cast in favor of or against such action by the holders of shares entitled to vote thereon except as may otherwise be provided by statute or the Certificate of Incorporation.  An abstention shall not count as a vote cast.

2.6.            Proxies - Every proxy shall be valid only if filed with the Secretary of the Corporation or with the Secretary of the meeting prior to the commencement of voting on the matter in regard to which said proxy is to be voted.  No proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise expressly provided in the proxy.  Every proxy shall be revocable at the pleasure of the person executing it except as otherwise provided by Section 609 of the Business Corporation Law.  Unless the proxy by its terms provides for a specific revocation date and except as otherwise provided by statute, revocation of a proxy shall not be effective unless and until such revocation is executed in writing by the shareholder who executed such proxy and the revocation is filed with the Secretary of the Corporation or with the Secretary of the Meeting prior to the voting of the proxy.

A shareholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the shareholder or its authorized Officer, Director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.  A shareholder may authorize another person or persons to act for the shareholder as proxy by electronic transmission to the person who will be the holder of the proxy or to an agent duly authorized by the proxyholder to receive such transmission.  Any such electronic transmission must set forth or be submitted with sufficient information from which it can be reasonably determined that the electronic transmission was authorized by the shareholder.  The information relied upon by the inspectors or other persons making the determination shall be specified.

Any copy, facsimile or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the original document.

2.7.            Shareholders’ List - A list of shareholders as of the record date, certified by the Secretary of the Corporation or by a transfer agent appointed by the Board of Directors shall be prepared for every meeting of shareholders and shall be produced by the Secretary or some other Officer of the Corporation thereat.

2.8.            Inspectors at Meetings - In advance of any shareholders’ meeting, the Board of Directors may appoint one or more inspectors to act at the meeting or at any adjournment thereof and if not so appointed or if the persons so appointed are unable to act, the person presiding at any such meeting may appoint one or more inspectors.  Each inspector, before entering upon the discharge of his duties as set forth in Section 611 of the Business Corporation Law, shall take and sign an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

2.9.            Conduct of Meeting - All meetings of shareholders shall be presided over by the President, or if he is not present, by a Vice-President, or if neither the President nor any Vice-President is present, by a chairman thereby chosen by the shareholders at the meeting.  The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting but if neither the Secretary nor the Assistant Secretary is present, the chairman of the meeting shall appoint any person present to act as secretary of the meeting.

2.10.            Action Without Meeting - Any action required or permitted to be taken by the Shareholders thereof may be taken without a meeting if a majority of Shareholders entitled to vote thereon consent in writing to the adoption of a resolution authorizing the action except as otherwise permitted by the Certificate of Incorporation.

No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this paragraph to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to, its registered office in this state, its principal place of business, or an Officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Any one or more members of the Board of Directors or of any committee thereof may participate in a meeting of said Board or of any such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.

ARTICLE III

BOARD OF DIRECTORS

3.1.            Function and Definition - The business and property of the Corporation shall be managed by its Board of Directors who may exercise all the powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the shareholders.

3.2.            Number and Qualification - The number of Directors constituting the entire Board shall not be less than one nor more than seven, as may be fixed by resolution of the Board of Directors or by the shareholders entitled to vote for the election of Directors, provided that any such action of the Board shall require the vote of a majority of the entire Board.  The phrase “Entire Board” as used herein means the total number of Directors which the Corporation would have if there were no vacancies.  The term of any incumbent Director shall not be shortened by any such action by the Board of Directors or by the shareholders.

Each Director shall be at least eighteen years of age.  A Director need not be a shareholder, a citizen of the United States or a resident of the State of New York.

3.3.            Election Term and Vacancies - Except as otherwise provided in this Section, all Directors shall be elected at the annual meeting of shareholders and all Directors who are so elected or who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

The members of the Board of Directors shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares entitled to vote, except as otherwise provided in the Certificate of Incorporation.

In the interim between annual meetings of shareholders, newly created directorships resulting from an increase in the number of Directors or from vacancies occurring in the Board, but not, except as hereinafter provided, in the case of a vacancy occurring by reason of removal of a Director by the shareholders, may be filled by the vote of a majority of the Directors, then remaining in office, although less than a quorum may exist.

In the case of a vacancy occurring in the Board of Directors by reason of the removal of one or more Directors by action of the shareholders, such vacancy may be filled by the shareholders at a special meeting duly called for such purpose.

In the event a vacancy is not filled by such election by shareholders, whether or not the vacancy resulted from the removal of a Director with or without cause, a majority of the Directors then remaining in office, although less than a quorum, may fill any such vacancy.

3.4.            Removal - The Board of Directors may, at any time, remove any Director.

The shareholders entitled to vote for the election of Directors may, at any time, remove any or all of the Directors with or without cause.

3.5.            Meetings - The annual meeting of the Board of Directors for the election of Officers and the transaction of such other business as may come before the meeting, shall be held, without notice, immediately following the annual meeting of shareholders, at the same place at which such shareholders’ meeting is held.

Regular meetings of the Board of Directors shall be held at such time and place, within or outside the State of New York as shall be fixed by resolution of the Board, and when so fixed no further notice thereof need be given.  Regular meetings not fixed by resolution of the Board may be held on notice at such time and place as shall be determined by the Board.

Special meetings of the Board of Directors may be called on notice at any time by the President, and shall be called by the President at the written request of a majority of the Directors then in office.

3.6.            Notice of Meetings - In the case of all special meetings and of regular meetings not fixed by resolution of the Board, written notice of the time and place of each such meeting shall be mailed to each Director, addressed to his residence or usual place of business, not less than five days before the date on which such meeting is to be held, or shall be sent to such address by telegram, or be given personally, or by telephone, not less than one day before the date on which such meeting is to be held.  The notice of the meeting need not specify the purpose of the meeting.

Any meeting of the Board of Directors for which notice is required by these By-Laws or by statute need not be given to any Director who submits a signed Waiver of Notice whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.  All signed Waivers of Notice shall be filed with the minutes of the meeting.

3.7.            Conduct of Meetings - The President, if present, shall preside at all meetings of Directors.  At all meetings at which the President is not present any other Director chosen by the Board shall preside.

3.8.            Quorum, Adjournment, Voting - Except as otherwise provided by the Certificate of Incorporation, a majority of the entire Board shall be requisite and shall constitute a quorum at all meetings of the Board of Directors for the transaction of business.  Where a vacancy or vacancies prevents such majority, a majority of the Directors then in office shall constitute a quorum.

A majority of the Directors present at any meeting, whether or not a quorum is present, may adjourn the meeting to another time and place without further notice other than an announcement at the meeting.

Except as otherwise provided by the Certificate of Incorporation, when a quorum is present at any meeting, a majority of the Directors shall decide any questions brought before such meeting and the act of such majority shall be the act of the Board.

3.9.            Action Without Meeting - Any action required or permitted to be taken by the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of any committee thereof consent in writing to the adoption of a resolution authorizing the action.

Any one or more members of the Board of Directors or of any committee thereof may participate in a meeting of said Board or of any such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.

3.10.            Compensation of Directors - Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at any meeting of the Board of Directors or of any committee thereof.  Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving reasonable compensation therefor.

3.11.            Committees - The Board of Directors, by resolution of a majority of the entire Board, may designate from among its members one or more committees, each consisting of one or more Directors, and each of which, to the extent provided in such resolution, shall have all the authority of the Board except that no such committee shall have authority as to any of the following matters:

(a) The submission to shareholders of any action as to which shareholders’ authorization is required by statute, the Certificate of Incorporation or by these By-Laws;

(b) The filling of vacancies in the Board of Directors or in any committee thereof;

(c) The fixing of compensation of the Directors for serving on the Board or on any committee thereof;

(d) The amendment or repeal of these By-Laws or the adoption of new By-Laws; and

(e) The amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable.

the Board may designate one or more Directors as alternate members of any such committee who may replace any absent member or members at any meeting of such committee.

Each such committee shall serve at the pleasure of the Board.  The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge any such committee.  Committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting of the Board next succeeding, and any action by the committee shall be subject to revision and alteration by the Board of Directors, provided that no rights of a third party shall be affected in any such revision or alteration.

ARTICLE IV

OFFICERS

4.1.            Executive Officers - The Officers of the Corporation shall be a President, one or more Vice-Presidents, a Treasurer and a Secretary and such Assistant Treasurers and Assistant Secretaries and other Officers as the Board of Directors may determine.  Any two or more offices may be held by the same person.  In the event all of the issued and outstanding shares of capital stock of the Corporation are owned by one person, such person may hold all or any combination of offices.

4.2.            Election - The President shall be chosen from among the Directors and together with one or more Vice-Presidents, the Treasurer and Secretary shall be elected by the Board of Directors to hold office until the meeting of the Board held immediately following the next annual meeting of share-holders and shall hold office for the term for which elected and until their successors have been elected and qualified.  The Board of Directors may from time to time appoint all such other Officers as it may determine and such Officers shall hold office from the time of their appointment and qualifications until the time at which their successors are appointed and qualified.  A vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors.

4.3.            Removal - Any Officer may be removed from office by the Board at any time with or without cause.

4.4.            Delegation of Powers - The Board of Directors may from time to time delegate the power or duties of any Officer of the Corporation, in the event of his absence or failure to act otherwise, to any other Officer or Director or person whom they may select.

4.5.            Compensation - The compensation of each Officer shall be such as the Board of Directors may from time to time determine.

4.6.            President - The President shall be the chief executive Officer of the Corporation and shall have general charge of the business and affairs of the Corporation, subject, however, to the right of the Board of Directors to confer specified powers on Officers and subject generally to the direction of the Board.

Unless otherwise ordered by the Board of Directors, the President, or in the event of his inability to act, a Vice-President designated by the Board, shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of security holders of Corporations in which the Corporation may hold securities, and at such meetings shall possess and may exercise any and all rights and powers incident to the ownership of such securities, and which, as the owner thereof, the Corporation might have possessed and exercised, if present.  The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

4.7.            Vice-President - The Vice-President shall have such powers and perform such duties as the Board of Directors may from time to time prescribe.  In the absence or inability of the President to perform his duties or exercise his powers, the Vice President or, if there be more than one, a Vice-President designated by the Board, shall exercise the powers and perform the duties of the President subject to the direction of the Board of Directors.

4.8.            Secretary - The Secretary shall keep the minutes of all meetings and record all votes of shareholders, the Board of Directors and committees in a book to be kept for that purpose.  He shall give or cause to be given any required notice of meetings of shareholders, the Board of Directors or any committee, and shall be responsible for preparing or obtaining from a transfer agent appointed by the Board, the list of shareholders required by Article II, Section 7 thereof.  He shall be the custodian of the seal of the Corporation and shall affix or cause to be affixed the seal to any instrument requiring it and attest the same and exercise the powers and perform the duties incident to the office of Secretary subject to the direction of the Board of Directors.

4.9.            Treasurer - Subject to the direction of the Board of Directors, the Treasurer shall have charge of the general supervision of the funds and securities of the Corporation and the books of account of the Corporation and shall exercise the powers and perform the duties incident to the office of the Treasurer.  If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such sureties as may be satisfactory to the Board of Directors for the faithful discharge of his duties.

4.10.            Other Officers - All other Officers, if any, shall have such authority and shall perform such duties as may be specified from time to time by the Board of Directors.

ARTICLE V

RESIGNATIONS

Any Director or Officer of the Corporation or any member of any committee of the Board of Directors of the Corporation, may resign at any time by giving written notice to the Board of Directors, the President or the Secretary.  Any such resignation shall take effect at the time specified therein or, if the time is not specified therein, upon the receipt thereof, irrespective of whether any such resignations shall have been accepted.

ARTICLE VI

CERTIFICATES REPRESENTING SHARES

6.1.            Form of Certificates - Each shareholder shall be entitled to a certificate or certificates in such form as prescribed by the Business Corporation Law and by any other applicable statutes, which Certificate shall represent and certify the number, kind and class of shares owned by him in the Corporation.  The Certificates shall be numbered and registered in the order in which they are issued and upon issuance the name in which each Certificate has been issued together with the number of shares represented thereby and the date of issuance shall be entered in the stock book of the Corporation by the Secretary or by the transfer agent of the Corporation.  Each certificate shall be signed by the President or a Vice-President and countersigned by the Secretary or Assistant Secretary and shall be sealed with the Corporate Seal or a facsimile thereof.  The signatures of the Officers upon a certificate may also be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation.  In case any Officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer before the certificate is issued, such certificate may be issued by the Corporation with the same effect as if the Officer had not ceased to be such at the time of its issue.

6.2.            Consideration - A certificate representing shares shall not be issued until the amount of consideration therefor determined to be stated capital pursuant to Section 506 of the Business Corporation Law has been paid in the form of cash, services rendered, personal or real property or a combination thereof and consideration for the balance (if any) complying with paragraph (a) of Section 504 of the Business Corporation Law has been provided, except as provided in paragraphs (e) and (f) of Section 505 of the Business Corporation Law.  Notwithstanding that such shares may be fully paid and nonassessable, the Corporation may place in escrow shares issued for a binding obligation to pay cash or other property or to perform future services, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against the obligation, until the obligation is performed.

6.3.            Lost Certificates - The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, mutilated, stolen or destroyed, upon the making of an affidavit of that fact by the person so claiming and upon delivery to the Corporation, if the Board of Directors shall so require, of a bond in such form and with such surety or sureties as the Board may direct, sufficient in amount to indemnify the Corporation and its transfer agent against any claim which may be made against it or them on account of the alleged loss, destruction, theft or mutilation of any such certificate or the issuance of any such new certificate.

6.4.            Fractional Share Interests - The Corporation may issue certificates for fractions of a share; or it may pay in cash the fair market value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may issue script in registered or bearer form over the manual or facsimile signature of an Officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such script shall not entitle the holder to any rights of a shareholder except as therein provided.

6.5.            Share Transfers - Upon compliance with provisions restricting the transferability of shares, if any, transfers of shares of the Corporation shall be made only on the share record of the Corporation by the registered holder thereof, or by his duly authorized attorney, upon the surrender of the certificate or certificates for such shares properly endorsed with payment of all taxes thereon.

6.6.            Record Date for Shareholders - For the purpose of determining the shareholders entitled to notice of, or to vote at any meeting of shareholders or any adjournment thereof or to express consent or dissent from any proposal without a meeting, or for the purpose of determining the shareholders entitled to receive payment or any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders.  Such date shall not be more than sixty nor less than ten days before the date of any meeting nor more than sixty days prior to any action taken without a meeting, the payment of any dividend or the allotment of any rights, or any other action.  When a determination of shareholders of record entitled to notice of, or to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date under this Section for the adjourned date.

6.7.            Shareholders of Record - The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of New York.

ARTICLE VII

STATUTORY NOTICES

The Board of Directors may appoint the Treasurer or any other Officer of the Corporation to cause to be prepared and furnished to shareholders entitled thereto any special financial notice and/or statement which may be required by Section 510, 511, 515, 516, 519 and 520 of the Business Corporation Law or by any other applicable statute.

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors by resolution duly adopted, and, from time to time, by resolution duly adopted the Board of Directors may alter such fiscal year.

ARTICLE IX

CORPORATE SEAL

The Corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “New York” and shall be in such form and contain such other words and/or figures as the Board of Directors shall determine.  The Corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said Corporate seal.

ARTICLE X

BOOKS AND RECORDS

There shall be maintained at the principal office of the Corporation books of account of all the Corporation’s business and transactions.

There shall be maintained at the principal office of the Corporation or at the office of the Corporation’s transfer agent a record containing the names and addresses of all shareholders, the number and class of shares held by such and the dates when they respectively became the owners of record thereof.

ARTICLE XI

INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND AGENTS

Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, then, is, or was a Director or Officer of the Corporation, or then serves or has served on behalf of the Corporation in such capacity at the request of the Corporation, shall be indemnified by the Corporation against reasonable expenses, judgments, fines and amounts actually and necessarily incurred in connection with the defense of such action or proceeding or in connection with an appeal therein, to the fullest extent permissible by the laws of the State of New York.  Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled.

ARTICLE XII

AMENDMENTS

Subject to Section 613 of the Business Corporation Law, the shares entitled at the time to vote in the election of Directors, and the Board of Directors by vote of a majority of the entire Board, shall each have the power to amend or repeal these By-Laws, and to adopt new By-Laws, provided, however, that any by-law adopted, amended or repealed by the Board of Directors may be amended or repealed by a majority of the votes of the shares at the time entitled to vote thereon as herein provided.  No amendment of the By-Laws pertaining to the election of Directors or the procedures for the calling and conduct of a meeting of shareholders shall affect the election of directors or the procedures for the calling or conduct in respect of any meeting of shareholders unless notice thereof is given to the shareholders as provided in Section 3 of Article II hereof.

ANNEX B
2017 INCENTIVE STOCK PLAN

This 2017 Incentive Stock Plan (the “Plan”) of Titan Computer Services, Inc., make available the amount of 3,000,000 shares of common stock authorized but unissued. It is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company. The Company, in its sole discretion, may authorize and file a Form S-8 Registration Statement covering the shares issued under the Plan if it is eligible to file such a plan.

1.	Definitions.

(a)	“Board” - The Board of Directors of the Company.

(b)	“Code” - The Internal Revenue Code of 1986, as amended from time to time.

(c)
“Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than one member of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)	“Company” - Titan Computer Services, Inc. and its subsidiaries including subsidiaries of subsidiaries.

(e)	“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(f)	“Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
“Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	“Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
“Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(j)	“Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	“Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l)	“Securities Act” - The Securities Act of 1933, as amended from time to time.

(m)	“Stock” - Authorized and issued or unissued shares of common stock of the Company.

(n)	“Stock Award” - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company. The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 3,000,000. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement and the forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, shall be prepared for each issuance. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

i.
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

ii.
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

i.
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

ii.
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of New York corporations law as may be acceptable to the Board.

(d)
Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually unless the Board determines otherwise. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director: If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for good cause” as that term is defined in New York case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option). With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of “termination for cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.
The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, New York corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

i.
Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement.

ii.
Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer.

(b)
Conditions and Restrictions. Shares of Stock that Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

7.
Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of New York and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.